SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     In a press release dated March 15, 2006 filed herewith as Exhibit 99.1, W Holding Company, Inc. (the “Company”) announced its financial results for the quarter and year ended December 31, 2005. As discussed below, in the same press release, the Company announced that it will restate its financial statements for each of the four years in the period ended December 31, 2004 and for the first, second and third quarters of 2005 and 2004.
ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
     As a result of an internal review undertaken in light of current events in the financial services industry related to the hedge accounting treatment for certain interest rate swaps under Statement of Financial Accounting Standards No. 133 and the accounting treatment of certain mortgage-related transactions as “true sales”, under Statement of Financial Accounting Standards No. 140, the Company’s management and its Audit Committee determined that it was appropriate to reassess the accounting and financial reporting of these transactions.
     As a consequence of the review, on March 13, 2006, the Audit Committee concluded, based on the recommendation of management, that (i) the previously filed annual consolidated financial statements of the Company for each of the four years in the period ended December 31, 2004 and the related reports of its independent registered public accountants on such annual financial statements should not be relied upon and the financial statements at December 31, 2004 and for the years ended December 31, 2004 and 2003 will be restated; (ii) the financial information at and for each of the four years in the period ended December 31, 2004 will be restated; and (iii) the interim consolidated financial statements for the first, second and third quarters of 2005 and 2004, should not be relied upon, and such financial statements will be restated.
     The Company’s management and Audit Committee have discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the decision to restate the Company’s financial statements.
     The Company intends to include restated financial statements at December 31, 2004 and for the years ended December 31, 2004 and 2003, and restated financial information at and for each of the four years in the period ended December 31, 2004 in its annual report on Form 10-K for the year ended December 31, 2005, which the Company expects to file within the next 30 days. The Company will amend its previously filed quarterly reports on Form 10-Q for the first, second and third quarters of 2005 to include the restated information for 2005 and 2004.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press release of the company, dated March 15, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Ricardo Hernandez

Ricardo Hernandez
Chief Financial Officer
Date: March 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the company, dated March 15, 2006